UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Prudential Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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January 18, 2019

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc.  The meeting will be held at Prudential Bank’s administrative offices located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania, on Wednesday, February 20, 2019 at 11:00 a.m., Eastern Time.

The Board of Directors unanimously recommends a vote “FOR” election of our one nominee for director for a three-year term expiring in 2022, “FOR”  the non-binding resolution to approve the compensation of our named executive officers “THREE YEARS” on the advisory vote on the frequency of the presentation of future non-binding resolutions regarding the compensation of our named executive officers and “FOR” ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2019.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided or vote over the Internet or by telephone, if available, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. is sincerely appreciated.

         Very truly yours,

         Dennis Pollack
         President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m., Eastern Time, Wednesday, February 20, 2019

PLACE	Prudential Bank Administrative Offices 3993 Huntingdon Pike, Suite 300 Huntingdon Valley, Pennsylvania

ITEMS OF BUSINESS
(1)          To elect one director for a three-year term and until his successor is elected and qualified;
(2)          To adopt a non-binding resolution to approve the compensation of our named executive officers;
(3)          To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers;
(4)          To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2019; and
(5)          To transact such other business as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp, Inc. common stock of record at the close of business on December 31, 2018 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2018 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You are urged to vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or voting instruction form.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Sharon M. Slater Corporate Secretary
Philadelphia, Pennsylvania January 18, 2019

MEETING DIRECTIONS
From Center City Philadelphia:	From Pennsylvania Turnpike:
Take I-95 North to Exit 35- PA 63 West (Woodhaven Road)
Stay to your left and drive to dead-end
Make a left and proceed to Byberry Road
Turn right onto Byberry Road and continue to Huntingdon Pike (Route 232)
Turn right onto Huntingdon Pike and proceed to 3993 Huntingdon Pike

Take Exit 343 for Willow Grove (formerly Exit 27 Doylestown/Jenkintown Exit)
Take Route 611 North and proceed to Mill Road
Turn right onto Mill Road which changes to Warminster Road
Stay on Warminster Road until you come to Byberry Road
Turn right onto Byberry Road and continue to Huntingdon Pike (Route 232)
Turn left onto Huntingdon Pike and proceed to 3993 Huntingdon Pike

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC.

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

General.  This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc., referred to as the “Company” or “Prudential Bancorp,” the parent holding company of Prudential Bank, referred to as “Prudential Bank” or the “Bank.”  Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at the administrative offices of Prudential Bank, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania, on Wednesday, February 20, 2019 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 18, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 20, 2019.  This proxy statement and our 2018 Annual Report on Form 10-K are available through our website at www.psbanker.com under the “Investor Relations” Quick Link.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached notice of meeting consisting of the proposals to:

●	elect one director for a three-year term expiring in 2022;
●	adopt a non-binding resolution to approve the compensation of our named executive officers;
●	consider an advisory vote on the frequency of the presentation of future non-binding resolutions on the compensation of our named executive officers; and
●	ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2019.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the annual meeting, December 31, 2018, are entitled to vote at the meeting. On the record date, we had 8,892,964 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  You may also vote over the Internet or by telephone by following the instructions on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors and proposals one and two if you do not furnish instructions for each of such proposals.  You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, proposal one, the election of directors, proposal two, the non-binding proposal to approve the compensation of our named executive officers and proposal three, the advisory vote on the frequency of non-binding proposals to approve the compensation of our named executive officers are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card or vote over the Internet or by telephone before the annual meeting. Any earlier proxies will be revoked automatically.

●
Second, you may send a written notice to our Corporate Secretary, Ms. Sharon M. Slater, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the annual meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee on how to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the one nominee for director described herein, FOR the non-binding resolution to approve the compensation of our named executive officers, FOR EVERY THREE YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers and FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2019.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The one nominee for director receiving the most “For” votes will be the director for a three-year term expiring in 2022, and until his successor is elected and qualified.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of the proposal to ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2019 and to approve the non-binding resolution approving the compensation of our named executive officers.  The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either every three years, every two years or every year) will be the frequency that shareholders approve.  Under the provisions of the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposals to ratify the appointment of the independent registered public accounting firm and the non-binding resolution approving the compensation of our named executive officers.

INFORMATION WITH RESPECT TO THE NOMINEE FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  Generally, one class is elected annually. At this annual meeting, you will be asked to elect one director for a three-year term expiring in 2022 and until his successor is elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Mr. A.J. Fanelli as a director.  No director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Fanelli, Hosier, Miller and Mulcahy are independent directors as defined in the Nasdaq Stock Market listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominee for director listed below.  If the person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for a replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why the nominee may not be able to serve as a director if elected.

The following tables present information concerning our nominees for director and our continuing directors, all of whom also serve as directors of Prudential Bank.  Ages are reflected as of September 30, 2018.

Nominee for Director for Three-Year Term Expiring in 2022
Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

A. J. Fanelli	Director. Self-employed owner of a public accounting practice, Philadelphia, Pennsylvania. Mr. Fanelli brings substantial accounting knowledge to the Board of Directors as Chairman of the Audit Committee. Age 81.	2005
The Board of Directors recommends that you vote FOR election of our nominee for director.
Members of the Board of Directors Continuing in Office

Name	Directors Whose Terms Expire in 2020 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Francis V. Mulcahy	Director. Residential real estate appraiser and broker, Media, Pennsylvania. Mr. Mulcahy brings substantial knowledge of the local real estate market to the Board of Directors. Age 85.	2005

Dennis Pollack
Director. President and Chief Executive Officer of Prudential Bancorp and Prudential Bank since May 2016. Former Chairman of the Board, President Worldwide, Broomfield, Colorado, an information technology managed backup and infrastructure service provider, between 2011 and 2017. Director, SI Financial Group, Inc. Willimantic, Connecticut, and its wholly owned subsidiary, Savings Institute Bank and Trust Company, since February 2015; previously served as a director of TF Financial, Inc., Newtown, Pennsylvania, from January 2012 until October 2013; also served as Chief Operating Officer of Paulson & Co., New York, New York, a hedge fund, from 2003-2006 and as President and Chief Executive Officer of the Connecticut Bank of Commerce from 1997-2000 as well as The Savings Bank of Rockland County from 1989-1996.

Mr. Pollack brings to the Board the benefit of his substantial experience as president, chief executive officer and director of community banking organizations as well as significant knowledge of community bank lending. Age 68.
		2014

Name	Directors Whose Terms Expire in 2021 Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

John C. Hosier	Director. Vice President with Montgomery Insurance Services, Inc., Media, Pennsylvania since 1986, and Commercial Lines Manager of its affiliate, Allman and Company, Inc., Fort Washington, Pennsylvania since 2007, two full-service insurance agencies. Mr. Hosier brings significant commercial business experience as well as knowledge of the local insurance market to the Board of Directors. Age 54.	2009

Bruce E. Miller	Director and Chairman of the Board. President, Imaging Management Associates, operator of five magnetic resonance imaging centers located in Philadelphia, Pennsylvania and Chester and Delaware Counties, Pennsylvania since 2000. Mr. Miller brings significant business experience to the Board as a result of his successful operation of a number of small businesses as well as extensive knowledge of the local market area in which the Bank operates. Age 57.	2013

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2018, the Board of Directors of Prudential Bancorp met 12 times, including special meetings. No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees.  The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Each of the committees operates in accordance with a written charter which is available on our website at www.prudentialsavingsbank.com.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
A. J. Fanelli	*	*	**
John C. Hosier	**	**	*
Bruce E. Miller	*	*	*
Francis V. Mulcahy	*	*	*
___________________
*          Member
**        Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors Prudential Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of four directors, each of whom is an independent director as defined in the Nasdaq Stock Market listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that Mr. Fanelli meets the definition of Audit Committee financial expert, as such term is defined in the rules of the Securities and Exchange Commission.  In addition, each of the other members of the Audit Committee has had significant involvement in financial matters. The Audit Committee met five times in fiscal 2018.

    Compensation Committee. It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp’s compensation and incentive arrangements for management. No member of the Compensation Committee is a current or former officer or employee of Prudential Bancorp, Prudential Bank or any subsidiary and all members are independent as defined in the Nasdaq Stock Market listing standards. Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Compensation Committee held five meetings in fiscal 2018 to consider management compensation matters.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Nominating and Corporate Governance Committee met once in fiscal 2017 to select nominees for the 2018 Annual Meeting and once so far in fiscal 2019 to select the nominees to be presented at this annual meeting.

Board Leadership Structure

Mr. Pollack serves as our President and Chief Executive Officer and Mr. Bruce E. Miller serves as Chairman of the Board.  The board of directors has determined that the separation of the offices of Chairman of the Board and President enhances board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the board of directors in its fundamental role of providing independent oversight and advice to management.  The Chairman also serves as a liaison between the Board of Directors and executive management. Mr. Miller is an independent director under the rules of the Nasdaq Stock Market.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks that Prudential Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

One of our current senior executive officers, Mr. Pollack, serves on our Board of Directors.  Other members of our senior management regularly attend meetings of the Board of Directors and are available to address any questions or concerns raised by the Board of Directors on risk management or other matters.  Prudential Bank has established an Asset-Liability Committee, a Loan Quality Committee, a Management Loan Committee and an Investment Committee composed of members of senior management.  The independent directors work together to provide strong, independent oversight of Prudential Bancorp’s management and affairs.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All of our directors attended the Annual Meeting of Shareholders held in February 2018.

Directors’ Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2018. Mr. Pollack, our President and Chief Executive Officer, is included in the Summary Compensation Table set forth in the section “Management Compensation.”

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
A. J. Fanelli	$57,166	$--	$--	$--	$57,166
John C. Hosier	53,750	--	--	--	53,750
Bruce E. Miller	78,250	--	--	--	78,250
Francis V. Mulcahy	41,500	--	--	--	41,500

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp. For fiscal 2018, members of Prudential Bank’s Board of Directors received an annual retainer of $28,200. For fiscal 2019, the annual retainer will increase to $30,000, the first increase in four years. Members also received $2,350 per special meeting attended. For fiscal 2018, members of the Audit Committee, Executive Committee (other than Mr. Pollack) and the Compensation Committee received fees of $900 per meeting attended. Such fees will increase to $1,200 per meeting attended for fiscal 2019, also the first increase in such fees in four fiscal years. As Chairman of the Audit Committee, Mr. Fanelli received an annual retainer of $16,000 in fiscal 2018, which increased to $20,000 for fiscal 2019. As Chairman of the Compensation Committee for fiscal 2018, Mr. Hosier received an annual retainer of $12,000. The Compensation Committee chair retainer was increased to $15,000 for fiscal 2019. Mr. Miller, as Chairman of the Board, received an annual retainer for such service for fiscal 2018 in the amount of $36,000, which was increased to $45,000 for fiscal 2019. Board fees are subject to periodic adjustment by the Board of Directors. For fiscal 2019, the special meeting fees will remain the same as for fiscal 2018.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp’s Compensation Committee.  Messrs. Fanelli, Hosier, who is the Committee’s Chairman, Miller and Mulcahy, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2018 was a current or former officer or employee of Prudential Bancorp or Prudential Bank or engaged in certain transactions with Prudential Bancorp or Prudential Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Additionally, there were no Compensation Committee “interlocks” during fiscal 2018, which generally means that no executive officer of Prudential Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of Prudential Bancorp’s Compensation Committee.

Director Nominations

Recommendations for nominations of persons to serve as directors of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are approved by the entire Board.  The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on our website at www.psbanker.com.  The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;

o	relevant technical skills;

o	industry knowledge and experience;

o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission);

o	local or community ties; and

●	minimum individual qualifications, including:

o	strength of character;

o	mature judgment;

o	familiarity with our business and industry;

o	independence of thought; and

o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Executive Officers Who Are Not Also Directors

Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors.  Ages are reflected as of September 30, 2018.

Name	Age and Principal Occupation During the Past Five Years

Kevin Gallagher
Senior Vice President and Chief Lending Officer since January 1, 2017. Mr. Gallagher served as Chief Lending Officer of Polonia Bank, Huntingdon Valley, Pennsylvania, from November 2015 until completion of the merger of Polonia Bank with and into Prudential Bank on January 1, 2017. From June 2015 to November 2015, he served as Senior Lending Manager of Polonia Bank. From 2013 until June 2015, Mr. Gallagher was a banking consultant providing contractual consulting services focused on commercial lending. Mr. Gallagher previously served as President and CEO of Huntingdon Valley Bank from 2010 until January 2013. Prior to Huntingdon Valley Bank, Mr. Gallagher served as the chief lending officer at several banks, including Continental Bank, First Penn Bank and Republic Bank. Age 62.

Name	Age and Principal Occupation During the Past Five Years

Anthony V. Migliorino
Executive Vice President and Chief Operating Officer of Prudential Bank since September 2015; from July 2015 until September 2015 served as Senior Vice President-Retail Business Development Officer. From September 2000 to September 2014, Mr. Migliorino served in various positions at Sterling National Bank, New York, New York, including Senior Vice President of Branch Banking. Prior to 2000, Mr. Migliorino served as a senior officer at several financial institutions including Stissing National Bank, Pine Plains, New York and Savings Bank of Rockland County, Spring Valley, New York. Age 63.

Robert E. Pollard
Vice President and Controller of Prudential Bancorp and Prudential Bank since November 2017. Prior thereto, Mr. Pollard served as Assistant Controller of First Choice Bank, Kingston, New Jersey from March 2014 to March 2017 and as Controller of First Bank of Delaware, Philadelphia, Pennsylvania, from 2002 until June 2013. Age 61.

Jack E. Rothkopf
Senior Vice President, Chief Financial Officer and Treasurer of Prudential Bancorp and Prudential Bank since June 2015; Senior Vice President and Treasurer of Prudential Bancorp from June 2013 until June 2015 and of Prudential Bank from April 2013 until June 2015; from January 2006 to April 2013, served as Vice President and Controller.  Prior thereto, Mr. Rothkopf served as Assistant Vice President of Popular Financial Holdings, Marlton, New Jersey from October 2000 to January 2006.  Age 55.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed together with management and Prudential Bancorp’s independent registered public accounting firm, S.R. Snodgrass, P.C., Prudential Bancorp’s audited financial consolidated statements and the results of management’s assessment of the effectiveness of Prudential Bancorp’s internal control over financial reporting and the independent registered accounting firm’s audit of internal control over financial reporting.  The Audit Committee has discussed with Prudential Bancorp’s independent registered public accounting firm, S.R. Snodgrass, P.C., the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 16, Communication with Audit Committees.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board under Rule 3526 regarding S.R. Snodgrass, P.C.’s communications with the Audit Committee concerning its independence and the Committee has discussed with S.R. Snodgrass, P.C. its independence.  In reliance on the reviews and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements and management’s assessment of the effectiveness of Prudential Bancorp’s internal control over financial reporting be included in Prudential Bancorp’s Annual Report on Form 10-K for fiscal year 2018 filed with the Securities and Exchange Commission.

Members of the Audit Committee
A. J. Fanelli, Chairman
John C. Hosier
Bruce E. Miller
Francis V. Mulcahy

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2018 and 2017 to the principal executive officer and the two other most highly compensated executive officers of Prudential Bank during fiscal 2018 whose total compensation exceeded $100,000, collectively referred to as our “named executive officers.” The Company has not paid separate cash compensation to our officers.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Dennis Pollack President and Chief Executive Officer	2018 2017	$398,375 367,593	$200,000 135,000	$230,750 --	$290,400 --	$33,151 9,750	$1,152,676 512,343
Anthony V. Migliorino Executive Vice President and Chief Operating Officer	2018 2017	281,538 263,077	130,000 84,006	138,450 --	163,350 --	8,371 47,869(4)	721,709 394,946
Kevin Gallagher(5) Senior Vice President and Chief Lending Officer	2018 2017	160,462 111,154	20,000 5,000	55,380 --	108,900 31,800	4,324 --	349,066 147,954

___________________
(1)
Represents discretionary bonuses earned in each fiscal year reflected and which were paid, with respect to fiscal years 2018 and 2017, prior to the end of fiscal year. Bonuses were discretionarily determined based on Company performance as well as individual performance.

(2)
Reflects the grant date fair value in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted during fiscal year 2018 and fiscal year 2017. The valuation of the restricted stock awards granted in fiscal year 2018 is based on a grant date fair value of $18.46 per share. The assumptions used in valuing the stock option awards granted in fiscal year 2018 and fiscal year 2017 are set forth in Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended September 30, 2018.

(3)
Includes for fiscal 2018 an automobile allowance ($9,750) and club dues ($16,000) for Mr. Pollack. Also includes the amount of the matching contribution under the Bank’s 401(k) plan for fiscal 2018 for each of the named executive officers.

(4)
Includes the fair market value on December 31, 2016 of the 2,796 shares allocated for plan year 2016 to the employees stock ownership plan (“ESOP”) account of Mr. Migliorino based on a value of $17.12 per share on December 30, 2016 (last trading day of 2016). As of such date, Messrs. Gallagher and Pollack were not participants in the ESOP. The ESOP was terminated effective December 31, 2016.

(5)	Mr. Gallagher was appointed Senior Vice President and Chief Lending Officer effective January 1, 2017. Consequently, Mr. Gallagher’s salary data for fiscal 2017 only reflects nine months of salary.

Narrative to Summary Compensation Table

Base salaries as well as bonuses, if any, for our named executive officers (as well as all other executive officers) are determined and approved by the Compensation Committee. The Compensation Committee, in its role as the administrator of the Company’s stock benefit plans, also determines whether to award equity incentive awards and if so, the amount and form of such awards (stock options and/or restricted share awards). In accordance with the Committee’s practices and procedures, the Committee annually reviews executive officers’ compensation in order to address appropriate adjustments, if any, to such persons’ base compensation as well as to consider awarding bonuses to such officers.  Consistent with the methodology adopted in connection with the annual compensation reviews conducted in fiscal years 2016 and 2017, the analysis of potential bonuses consists of an assessment by the Compensation Committee both of the Company’s overall financial performance over the past year or more, as appropriate, as well as the performance of the individual officer under consideration.  With respect to executive officers, especially the named executive officers, the Committee determined that individual performance and its effect on the Company’s performance is still the most relevant factor to be considered in determining both salary adjustments and bonus awards.  Consistent with the revised methodology the Committee initially adopted in August 2016, the Committee reaffirmed its determination that years of service is not considered a relevant factor for purposes of analyzing potential adjustments to the compensation of executive officers’ salaries and bonuses. In addition, in connection with its deliberations,  the Committee considered a number of factors including the salary adjustments effected in fiscal years 2016 and  2017 and the level of bonuses awarded in such years, in particular with respect to bonuses, the level of bonuses awarded in fiscal 2017.  The Committee also analyzed the appropriateness of the level of current salaries of the Company’s executive officers, especially when reviewed in light of peer group data.

As a result of the foregoing considerations, modest adjustments to each of the named executive officer’s salary in the range of 2% to 3% were deemed appropriate in light of both such officers’ performances over the past year and the role they played in the Company’s significantly improved operational performance.  Furthermore, in keeping with the Committee’s philosophy to maintain flexibility with regard to compensation and to reward exceptional performance, the Committee determined to recognize and reward the various executive officers’ roles in the Company’s materially improved performance through the use of bonuses rather than significant upward adjustments of salaries.  Consequently, the Compensation Committee established salaries for fiscal 2019 for Messrs. Pollack, Migliorino and Gallagher of $400,000, $290,000 and $164,000, respectively, which amounted to increases of 3% for each of such officers.  In addition, discretionary bonuses amounting to $200,000, $130,000 and $20,000 were awarded to Messrs. Pollack, Migliorino and Gallagher, respectively, based on Prudential Bancorp’s materially improved performance during fiscal 2018 and the individual officer’s roles in producing such improved performance.

During fiscal 2018, the Compensation Committee granted equity awards to the named executive officers as well as to other officers. During fiscal 2017, the Committee had determined to only address cash compensation (salaries and bonuses), postponing considering potential equity grants to senior management until at least the Company’s fiscal 2017 operating results were available since the amounts and composition of such awards are very much related to the Company’s performance.  Furthermore, a number of the senior officers, including Mr. Pollack, had not served for the entire 2016 fiscal year and thus the Committee wanted to have the benefit of the results of fiscal 2017 operating performance as part of its review of the potential for equity grants to such persons.  Since the grant of equity awards in February 2015 shortly after receipt of shareholder approval of the 2014 Stock Incentive Plan (“2014 SIP”), equity awards had subsequently been used on a case-specific basis generally to reflect either the recent hiring of an executive officer or in connection with the promotion of an executive officer. However, in light of the Company’s significant improvement in profitability during fiscal 2016 and 2017, which continued in fiscal 2018, which improvement reflected the efforts of senior management, in particular, the President and Chief Executive Officer and the Executive Vice President and Chief Operating Officer, the Committee, determined in March 2018 to award grants of equity to Messrs. Pollack, Migliorino and Gallagher. Accordingly, stock options, incentive stock options to the extent possible, covering 80,000, 45,000 and 30,000 shares were awarded to Messrs. Pollack, Migliorino and Gallagher, respectively. In addition, restricted stock awards in the amounts of 12,500, 7,500 and 3,000 shares were also awarded to Messrs. Pollack, Migliorino and Gallagher, respectively. All of such awards, both options and restricted stock awards, vest pro rata at the rate of 20% per year commencing in March 2019.

At the annual meeting of stockholders of Prudential Bancorp held on February 11, 2013, the stockholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the stockholder recommendation, the Board of Directors of the Company determined that it will hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of the named executive officers is being presented at this annual meeting as described in this proxy statement. Prudential Bancorp is required to hold stockholder advisory votes on the frequency interval every six years.  As a consequence, at this annual meeting stockholders are being asked to consider the frequency of such advisory votes on executive compensation.

Compensation Policies and Practices as They Relate to Risk Management

The Compensation Committee of the Board of Directors has reviewed the Company’s policies and practices applicable to employees, including the Company’s benefit plans, arrangements and agreements, and does not believe that they are reasonably likely to have a material adverse effect on the Company.  The Committee does not believe that the Company’s policies and practices encourage officers or employees to take unnecessary or excessive risks or behavior focused on short-term results rather than the creation of long-term value.

Equity Compensation Plans

Grants of Plan-Based Awards for the Year Ended September 30, 2018.  The table below sets forth information regarding grants of awards pursuant to plans our executive officers named in the Summary Compensation Table during the fiscal year ended September 30, 2018.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)
Dennis Pollack	3/21/2018 3/21/2018	12,500 --	-- 80,000	-- 18.46	$230,750 290,400
Anthony V. Migliorino	3/21/2018 3/21/2018	7,500 --	-- 45,000	-- 18.46	138,450 163,350
Kevin Gallagher	3/21/2018 3/21/2018	3,000 --	-- 30,000	-- 18.46	55,380 108,900
___________________
(1)	The restricted stock awards granted March 21, 2018 vest at the rate of 20% per year, commencing March 21, 2019.
(2)	The stock options granted vest at the rate of 20% per year, starting March 21, 2019.
(3)	Based upon the fair market value of a share of Company common stock on the date of grant.
(4)             The fair value of the stock options granted is computed in accordance with FASB ASC Topic 718.

     Outstanding Equity Awards at Fiscal Year-End.  The table below sets forth outstanding equity awards at September 30, 2018 held by our executive officers named in the Summary Compensation Table above, which grants were made in fiscal years 2015, 2016, 2017 and 2018.

					Stock Awards
						Market Value
	Option Awards				Number of Shares	of Shares or
	Number of Securities Underlying			Option	or Units of Stock	Units of Stock
	Unexercised Options		Exercise	Expiration	That Have Not	That Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested	Vested(1)
Dennis Pollack	18,000(2)	12,000	$12.23	2/18/2025	4,000(2)	$70,120
	4,000(3)	6,000	14.42	8/17/2026	1,500(3)	26,295
	--	80,000(4)	18.46	3/21/2028	12,500(4)	219,125
Anthony V. Migliorino	6,000(3)	9,000	14.42	8/17/2026	4,500(3)	78,885
	--	45,000(4)	18.46	3/21/2028	7,500(4)	131,475
Kevin Gallagher	2,000(5)	85,000(5)	18.36	5/17/2027
	--	30,000(4)	18.46	3/21/2028	3,000(4)	52,590
___________________
(1)
Calculated by multiplying the closing market price per share of our common stock on September 28, 2018, which was $17.31, by the applicable number of shares of common stock underlying the named executive officer’s unvested stock awards.

(2)	Granted pursuant to our 2014 SIP and vest at a rate of 20% per year commencing on February 18, 2016.
(3)
Granted pursuant to our 2008 Stock Option Plan (“2008 SOP”), our 2014 SIP and our 2008 Recognition and Retention Plan (“2008 RRP”), as applicable, and vest at a rate of 20% per year commencing on August 17, 2017.

(4)	Granted pursuant to our 2014 SIP, our 2008 RRP and our 2008 SIP, as applicable, and vest at a rate of 20% per year commencing March 21, 2019.
(5)	Granted pursuant to our 2014 SIP and vest at a rate of 20% per year commencing on May 17, 2018.

Option Exercises and Stock Vested.  The following table sets forth certain information with respect to restricted stock awards which vested for the named executive officers during the fiscal year ended September 30, 2018. No stock options were exercised by any of the named executive officers during the fiscal year.

	Stock Awards
Name	Number of Shares Acquired On Vesting(1)	Value Realized On Vesting(2)
Dennis Pollack	2,000	$35,400
	500	9,190

Anthony Migliorino	1,500	27,570
_____________________
(1)	Does not reflect the sale or withholding of shares to satisfy income tax withholding obligations.
(2)
Based upon the fair market value of a share of Company common stock on the date of vesting. Value is calculated by multiplying the number of shares of Company common stock that vested by the fair market value on the date of vesting.

Employment and Change in Control Agreements

Employment Agreements.  Prudential Bank and Prudential Bancorp entered into an amended and restated employment agreement in December 2016 with Mr. Pollack as well as an employment agreement with Mr. Migliorino. The amended and restated agreement with Mr. Pollack increased the term of the agreement and the severance benefits (as discussed below) as well as his compensation in view of the Compensation Committee’s determination that his performance and value to the Company warranted such enhanced provisions. The employment agreement with Mr. Migliorino superseded the change in control agreement he had previously entered into with the Bank in November 2015 and reflected the Compensation Committee’s determination that his continued employment was critical to the Bank’s and Company’s ongoing performance.

    The employment agreements have a term of three years, with respect to Mr. Pollack, and two years, with respect to Mr. Migliorino with the initial terms expiring, if the agreements are not extended, on December 31, 2019 and December 31, 2018, respectively. The term is extended annually for one year on each December 31st starting December 31, 2017 unless either the Company and the Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. The Compensation Committee determined in October 2018 to extend the terms of the executives’ employment agreements for an additional year. The agreements are automatically extended for one year upon a change in control. The terms of the employment agreements provide for an initial annual base salary, which is reviewed annually by the Compensation Committee of the Board of Directors. Each of the employment agreements is terminable with or without cause by the Company or the Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good reason, as defined in the agreements and which includes, among other things, a material change in the officer’s position, salary or entities without the officer’s consent, or termination by the Bank for cause, disability, retirement or death.

In the event that the executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Company or the Bank or the employment agreement is terminated by the Company or the Bank other than for cause, disability, retirement or death, Messrs. Pollack and Migliorino will be entitled to (i) the payment of two times (Mr. Pollack) and one times (Mr. Migliorino), respectively, the executive’s respective average annual cash compensation (salary and cash bonuses) based upon the five calendar years preceding the date of termination as cash severance, (ii) the maintenance until the earlier to occur of the passage of two years and one year, respectively, from the date of termination or until the executive’s full time employment with another employer (which provides substantially similar benefits), of the executive’s continued participation in all group insurance, life insurance, health, dental and accident insurance and disability insurance plans at no cost to the officer and (iii) a lump sum cash payment equal to the projected cost of providing the executive with benefits for two years, or one year in the case of Mr. Migliorino, pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which the executive was entitled to participate. In the event the executive’s continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Code, or if any such group insurance plan is discontinued, then the Company or the Bank shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to the executive equal to the projected cost of providing continued coverage to the executive until the two-year, or one-year in the case of Mr. Migliorino, anniversary of the executive’s date of termination.

In the event that the executive’s employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive’s employment (i.e., good reason) following a change in control, as defined, the executive will be entitled to a cash severance payment equal to three times (Mr. Pollack), or two times (Mr. Migliorino) their respective average annual cash compensation, the maintenance, as described above, of the group insurance plans for three years (Mr. Pollack) or two years (Mr. Migliorino), respectively, or until the executive’s full-time employment with another employer that provides similar benefits plus the aforementioned lump sum cash payment for the projected cost of providing the other employee benefits as noted above until the third anniversary (Mr. Pollack) or second anniversary (Mr. Migliorino) of the executive’s termination.

The employment agreements with respect to Pollack and Migliorino previously provided that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Company or the Bank for federal income tax purposes. In November 2017, the Company, and the Bank entered into amendments to each of the employment agreements with Messrs. Pollack and Migliorino addressing the applicability of Sections 4999 and 280G of the Code. The agreements were revised to provide that if the payments that were otherwise payable to Mr. Pollack or Mr. Migliorino, as applicable, in connection with a termination after the occurrence of a change in control would trigger the imposition of an excise tax under Section 4999 of the Code, such amounts would be required to be reduced only if doing so would result in a greater tax amount to be retained by Mr. Pollack or Mr. Migliorino, as applicable.

    Change in Control Agreement.  The Bank entered into a change in control severance agreement in March 2018 with Mr. Gallagher. The change in control agreement is intended to assist the Bank (and indirectly the Company) in maintaining a stable and competent management base. The change in control severance agreement has an initial term ending December 31, 2019 if the term of the agreement is not extended. The term is extended annually for one year on each December 31st starting December 31, 2019 unless either the Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. The agreement automatically extends for one year upon a change in control. The Bank has entered into substantially identical change in control severance agreements with three other officers including Mr. Rothkopf, Senior Vice President and Chief Financial Officer.

Mr. Gallagher’s agreement provides that in the event of an involuntary termination of employment without cause and other than for retirement, death or disability following a change in control (including a termination by the executive for “good reason,” which includes a material change in the executive’s position, salary or duties without his consent), the executive will be entitled to (i) the payment of one times his average annual cash compensation (salary and cash bonuses) based upon the five calendar years preceding the date of termination as cash severance, (ii) the maintenance until the earlier to occur of the passage of one year from the date of termination or until his full time employment with another employer (which provides substantially similar benefits) of the executive’s continued participation in all group insurance, life insurance, health, dental and accident insurance and disability insurance plans at no cost to the officer and (iii) a lump sum cash payment equal to the projected cost of providing him with benefits for one year pursuant to other employee benefit plans (excluding retirement plans and stock compensation plans) in which he was entitled to participate. In the event Mr. Gallagher’s continued participation in any group insurance plan is barred or would trigger the payment of an excise tax under Section 4980D of the Code, or if any such group insurance plan is discontinued, then the Bank shall either (1) provide substantially similar benefits under an alternative plan or (2) pay a lump sum cash amount to him equal to the projected cost of providing continued coverage to him until the one-year anniversary of his date of termination.

The change in control severance agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.

Benefit Plans

Retirement Plan.  Prudential Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  In November 2015, the retirement plan was frozen such that no new participants can be added and existing participants will receive no further benefit service credit, compensation credit or other accrued benefit increases except for additional service credits which may affect a participant’s vesting or early vesting retirement eligibility or as otherwise required by law to maintain the tax-qualified status of such plan.

    The retirement plan provides for a monthly benefit upon a participant’s retirement at or after the age of 65, or if later, the fifth anniversary of the participant’s initial participation in the retirement plan (i.e., the participant’s “normal retirement date”).  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the retirement plan.  The retirement plan provides a benefit of 1.50% of a participant’s highest 5-year average earnings, multiplied by the participant’s years of benefit service. Earnings are defined as base salary, subject to an annual Internal Revenue Service limit of $265,000 on earnings for 2015.  Annual benefits provided under the retirement plan also are subject to Internal Revenue Service limits, which vary by age and benefit payment type. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

No named executive officer is a participant in the retirement plan.

401(k) and Profit Sharing Plan. The Bank also provides its employees, including the named executive officers, with tax-qualified retirement benefits through the Prudential Savings Bank Employees Savings and Profit Sharing Plan and Trust (the “401(k) Plan”). The Company previously provided additional benefits through two additional tax-qualified retirement plans: the ESOP and the Pentegra Defined Benefit Plan for Financial Institutions (the “Defined Benefit Plan”). The determination was made to terminate the ESOP effective December 31, 2016. In addition, the Defined Benefit Plan was frozen during November 2015. Such actions were taken as part of the Company’s efforts to effect significant cost savings while still providing a competitive compensation structure. All employees who meet the age and service requirements participate in the 401(k) Plan, on a non-discriminatory basis. The Bank did not provide a 401(k) match to employee contributions for the past several years due to the existence of the benefits provided by the ESOP. However, as a result of the termination of the ESOP, the Bank initiated a 401(k) match commencing in January 2018.

Endorsement Split Dollar Agreements.  The Bank has purchased insurance policies on the lives of certain of its executive officers named in the Summary Compensation Table as well as other officers, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by the Bank.  Under the agreements with the named executive officers, upon an officer’s death while he or she remains employed by the Bank, the officer’s beneficiary will receive two times the officer’s salary as of the date of death.  Pursuant to the terms of the agreements, the Bank has elected generally to not extend such benefits after a termination of employment. Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer’s life in excess of the cash surrender value.  The Bank will receive the full cash surrender value, which is expected to reimburse the Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer’s beneficiaries pursuant to the Endorsement Split Dollar Agreements.

The Endorsement Split Dollar Agreements may be terminated at any time by the Bank or the officer or by the Bank upon the officer’s termination of service to Prudential Bank.  Upon termination, the Bank may surrender the policy and collect the cash surrender value.

Long-Term Incentive Compensation

The long-term incentive compensation portion of the Company’s compensation program consists of grants of stock options and restricted stock awards under the Company’s 2008 SOP, the 2008 RRP and the 2014 SIP (the 2008 SOP, 2008 RRP and the 2014 SIP are collectively referred to as the “Equity Plans”). Under the Equity Plans, the Compensation Committee has discretion in determining grants of stock options and restricted stock awards to executive officers, including the timing, amounts and types of awards. The level of an individual’s grants typically has been based in large on the officer’s position within the organization, his or her individual performance and length of service.

    The exercisability of options and the vesting of restricted stock awards generally depend upon the executive officer continuing to render services to the Company. In addition, although not granted to date, the Company’s 2008 RRP and 2014 SIP provide that stock awards may be made based upon specified performance goals. All options granted under the Company’s stock option plans must have an exercise price at least equal to the market value of the common stock on the date of grant. Options may be exercised only for a limited period of time after the optionee’s departure from the Company in most cases. Under the terms of the Equity Plans, the grants cannot vest more rapidly than 20% per year except in certain specified circumstances, such as the death or disability of the award holder or in the event of a change in control (as defined in the Equity Plans) of the Company. To date, all the awards have been granted with five-year vesting schedules.

Under the Company’s 2014 SIP and the 2008 RRP, the Compensation Committee is also authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award are in the form of restricted stock which vests upon such terms and conditions as established by the Committee. For specific information regarding equity compensation awarded the named executive officers, see “-Equity Compensation Plans.”

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Prudential Bank except that Prudential Bank provides for a reduced interest rate of one hundred basis points to all employees, officers and directors for a first mortgage on their primary residence and waives the origination fees, other than appraisal and document review fees. Other than as described below, it is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

The table below lists the outstanding loans made by Prudential Bank to related persons, where the amount involved exceeds $120,000 and the interest rate was reduced and loan origination fee was waived.

Largest Principal
		Amount	Amount	Amounts Paid
	Year ended	Outstanding	Outstanding at	During Year		Interest
Name	September 30,	During Year	Year-End	Principal	Interest	Rate
John C. Hosier	2018 2017	$359,469 369,147	$349,484 359,469	$9,985 9,678	$11,091 11,398	3.125 3.125%
Jack E. Rothkopf	2018 2017	158,337 164,040	152,897 158,337	5,440 5,703	4,870 5,051	3.125 3.125

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as to Prudential Bancorp common stock beneficially owned, as of December 31, 2018, by (i) the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to Prudential Bancorp to be the beneficial owner of more than 5% of the issued and outstanding Prudential Bancorp common stock, based on filings made with the Securities and Exchange Commission, (ii) each director of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp and (iv) all directors and executive officers of Prudential Bancorp as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of December 31, 2018(1)(2)		Percent of Common Stock
Firefly Value Partners, LP 601 West 26th Street Suite 1520 New York, New York 10001	475,250(3)		5.3%
Warren A. Mackey 40 Worth Street, 10th Floor New York, New York 10013	871,204(4)		9.8%
Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	831,559(5)		9.4%
Directors:
A. J. Fanelli	55,719(6	)(7)	*
John C. Hosier	84,279(6	)(8)	*
Bruce E. Miller	82,913(6)		*
Francis V. Mulcahy	68,449(6	)(9)	*
Dennis Pollack	83,997(6	)(10)	*
Certain Executive Officers
Anthony V. Migliorino	33,881(6	)(11)	*
Jack E. Rothkopf	85,335(6)		1.0
Kevin Gallagher	5,000(6)		*
All Directors and Executive Officers as a Group (9 persons)	499,573(6)		5.5%
______________________________
* Represents less than one percent of Prudential Bancorp’s outstanding common stock.
(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. In addition, due to share repurchases by the Company, the ownership percentages reflected in the filings may differ from the percentages reflected in the table above. Furthermore, share ownership reflected on Schedules 13D, 13G and/or 13F may differ from what is actually held by the reporting persons as of December 31, 2018 due to changes in ownership which were not required to be reported prior to such date. In addition, the amounts held by persons other than directors and officers of the Company may not reflect shares that may have been received by such persons in the merger with Polonia Bancorp, Inc. (“Polonia Bancorp”) by shareholders of the Company who owned in excess of 5% of the Company’s common stock who were also shareholders of Polonia Bancorp if the changes in share ownership were not required to be reported. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)

_______________________________
(2)
Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of December 31, 2018 have been exercised.

(3)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2018 by Firefly Value Partners, LP (“Firefly Partners”), FVP GP, LLC (“FVP GP”), Firefly Management Company GP, LLC (“Firefly Management”), FVP Master Fund, L.P. (“FVP Master Fund”), Ryan Heslop and Ariel Warszawski. Firefly Partners is the investment manager of FVP Master Fund; FVP GP serves as the general partner of FVP Master Fund; and Firefly Management serves as general partner of Firefly Partners. Messrs. Heslop and Warszawski are the managing members of FVP GP and Firefly Management. FVP Master Fund directly owns the shares set forth in the Schedule 13G/A. Messrs. Heslop and Warszawski, Firefly Partners, Firefly Management and FVP GP may be deemed to share with FVP Master Fund both voting and dispositive power with respect to such shares.

(4)
Based on a Schedule 13D/A filed with the Securities and Exchange Commission on February 12, 2014 by Warren A. Mackey, Homestead Partners LP, a Delaware limited partnership, Arles Partners LP, a New York limited partnership, and Arles Advisors Inc., a New York corporation.  Arles Advisors is the general partner of Homestead Partners and Arles Partners.  The sole shareholder, director and executive officer of Arles Advisors is Warren A. Mackey. By virtue of his position with Arles Advisors, Mr. Mackey has the shared investment discretion and voting authority with respect to the 838,676 shares owned by Homestead Partners and Arles Partners. Arles Advisors, as general partner of Homestead Partners and Arles Partners, may be deemed to beneficially own the 838,976 shares owned by these partnerships. Mr. Mackey individually has the sole investment discretion and voting authority with respect to the 32,228 shares held for himself. Additional shares of Prudential Bancorp common stock may have been received in connection with the merger with Polonia Bancorp.

(5)
Based on a Schedule 13D/A filed on December 6, 2016 by Lawrence B. Seidman, Seidman and Associates L.L.C. (“SAL”), Seidman Investment Partnership, L.P. (“SIP”), Seidman Investment Partnership II, L.P. (“SIPII”), Seidman Investment Partnership III, L.P. (“SIPIII”), LSBK06-08 (“LSBK”), Broad Park Investors (“Broad Park”), CBPS, L.L.C. (“CBPS”), JRBC I, LLC (“JRBC”), 2514 Multi-Strategy Fund, L.P. (“2514 MSF”), Veteri Place Corporation (“Veteri”), Chewy Gooey Cookies, L.P. (“CGC”), and Sonia Seidman (collectively, the “Seidman Group”). Pursuant to the Schedule 13D/A, Mr. Seidman (i) as the manager of SAL, may be deemed the beneficial owner of the 139,347 shares owned by SAL, (ii) as the sole officer of Veteri, the corporate general partner of each of SIP and SIPII, may be deemed the beneficial owner of the 110,606 shares owned by SIP and the 157,905 shares owned by SIPII, (iii) as the managing member of JBRC I, LLC, the co-general partner of SIPIII, may be deemed the beneficial owner of the 27,780 shares owned by SIPIII, (iv) as the sole officer of Veteri, the Trading Advisor of LSBK and CBPS, may be deemed the beneficial owner of the 75,393 shares owned by LSBK and the 83,181 shares owned by CBPS, (v) as the investment manager for each of Broad Park and CGC, may be deemed the beneficial owner of the 90,968 shares owned by Broad Park and the 22,147 shares owned by CGC, and (vi) as the husband of Sonia Seidman, may be deemed the beneficial owner of the 43,261 shares owned by Sonia Seidman. Accordingly, Seidman may be deemed the beneficial owner of an aggregate of 750,318 shares. In the foregoing capacities, Seidman has sole and exclusive investment discretion and voting authority with respect to all such shares. Additional shares of Prudential Bancorp may have been received in connection with the merger with Polonia Bancorp.

(6)
Includes shares held in trust by Prudential Bancorp’s 2008 RRP or granted pursuant to the 2014 SIP which have been awarded to the directors and officers and stock options which have been granted to the directors and officers under Prudential Bancorp’s 2008 SOP or under the 2014 SIP and which are exercisable within 60 days of December 31, 2018 as follows:

Name	Restricted Stock	Stock Options
A.J. Fanelli	7,426	26,282
John C. Hosier	7,426	52,972
Bruce E. Miller	7,426	52,972
Francis V. Mulcahy	7,426	26,282
Dennis Pollack	18,000	28,000
Anthony V. Migliorino	12,000	6,000
Kevin Gallagher	3,000	2,000
Jack E. Rothkopf	6,000	45,901
All directors and executive officers as a group (9 persons)	68,704	240,409

(7)	Includes 3,304 shares held jointly with Mr. Fanelli’s spouse.

(8)	Includes 6,185 shares held in Mr. Hosier’s account in his 401(k) plan.

(Footnotes continued on following page)

________________________________
(9)	Includes 4,000 shares held jointly with Mr. Mulcahy’s spouse and 2,832 shares held directly by Mr. Mulcahy’s spouse.

(10)	Includes 19,588 shares held in Mr. Pollack’s individual retirement account and 210 shares held directly by Mr. Pollack’s spouse.

(11)	Includes 5,086 shares allocated to Mr. Migliorino in the Prudential Bank 401(k) Plan and 3,796 shares held in Mr. Migliorino’s individual retirement account.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2018, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934 with the exception of Mr. Mulcahy who was late in reporting one transaction on Form 4.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL TWO)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the Securities and Exchange Commission were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Pollack, Migliorino and Gallagher.  Reference is made to the summary compensation table and disclosures set forth under “Management Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Prudential Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors or creating or implying any additional fiduciary duty of the Board of Directors.  However, the Board of Directors of Prudential Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

Our Board of Directors believes that our executive compensation for fiscal year 2018 continued to achieve the objectives of our executive compensation philosophy and programs.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL THREE)

Section 951 of the Dodd-Frank Act also amended the proxy rules of the Securities and Exchange Commission to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate proposal subject to shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

          Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers.  Setting an advisory vote every three years will be the most effective timeframe for Prudential Bancorp to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results. At our 2013 annual meeting, when we were last required to hold this frequency vote, our stockholders expressed a preference to hold the say-on-pay vote every three years, which we have done.

The advisory vote on this proposal is not binding on Prudential Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of Prudential Bancorp will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of “THREE YEARS” for future non-binding resolutions to approve the compensation of our named executive officers.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL FOUR)

The Audit Committee of the Board of Directors of Prudential Bancorp has appointed S.R. Snodgrass, P.C., an independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2019, and further directed that the appointment of S.R. Snodgrass as our auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass is compatible with maintaining its independence.  In addition to performing auditing services, our independent registered public accounting firm reviewed our public filings.  The Audit Committee believes that S.R. Snodgrass’s performance of these other services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass for professional services in connection with the audit of Prudential Bancorp’s consolidated financial statements for fiscal 2018 and 2017 and the fees paid by us to S.R. Snodgrass for audit-related services, tax services and all other services during fiscal 2018 and 2017.

	Year Ended September 30,
	2018	2017
Audit fees (1)	$188,022	$207,216
Audit-related fees	--	--
Tax fees (2)	21,125	40,423
All other fees	--	--
Total	$209,147	$247,639
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Tax fees consist of compliance fees for the preparation of tax returns during fiscal 2018 and 2017.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s Charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chairman of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chairman of the Audit Committee presents any previously approved engagements to the full Audit Committee.

Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee or its Chairman, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. for the fiscal year ending September 30, 2019.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2020, must be received at the principal executive offices of Prudential Bancorp, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Dennis Pollack, President and Chief Executive Officer, no later than September 20, 2019. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested. We did not receive any shareholder proposals for this annual meeting.

    Shareholder proposals which are not submitted for inclusion in Prudential Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp’s Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 20, 2019. The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2020 annual meeting, by September 20, 2019.  We did not receive any shareholder nominations for this annual meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc., c/o Sharon M. Slater, Corporate Secretary, at 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.  Ms. Slater will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Prudential Bancorp’s Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the year ended September 30, 2018, accompanies this proxy statement. Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Mr. Jack E. Rothkopf, Senior Vice President and Chief Financial Officer, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., ET, on February 20, 2019

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

1. Election of directors.

	For	Withhold	
01 - A.J. Fanelli	☐	☐	Nominee for three-year term expiring in 2022

	Every 1 Year	Every 2 Years	Every 3 Years	Abstain
3. ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

+

02YRYB

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 20, 2019. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.psbanker.com under the "Investors Relations" Quick Link.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

REVOCABLE PROXY — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 20, 2019
11:00 a.m., Eastern time
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on December 31, 2018 at the Annual Meeting of Shareholders to be held at Prudential Bank's administrative offices, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania on Wednesday, February 20, 2019, at 11:00 a.m., Eastern time, or at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE NOMINEE TO THE BOARD OF DIRECTORS, FOR THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THREE YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 20, 2019 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to provide your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:00 a.m., ET, on February 15, 2019

Vote by Internet

- Go to **www.investorvote.com/PBIP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

1. Election of directors.	For	Withhold	
01 - A.J. Fanelli	☐	☐	Nominee for three-year term expiring in 2022

	Every 1 Year	Every 2 Years	Every 3 Years	Abstain
3. ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held jointly, only one holder need sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

02YS0B

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on February 20, 2019. The Proxy Statement for the annual meeting and Annual Report on Form 10-K as well as driving directions to the annual meeting are available through our website at www.psbanker.com under the "Investors Relations" Quick Link.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

REVOCABLE 401(k) VOTING INSTRUCTION CARD — PRUDENTIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
February 20, 2019
11:00 a.m., Eastern time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2019 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the trustees of the 401(k) Plan to represent and vote, as designated on the reverse side, all the shares of common stock of Prudential Bancorp, Inc. allocated as described below at the Annual Meeting of Shareholders to be held at Prudential Bank's administrative offices, located at 3993 Huntingdon Pike, Suite 300, Huntingdon Valley, Pennsylvania on Wednesday, February 20, 2019, at 11:00 a.m., Eastern time, or at any adjournment thereof.

This card constitutes your voting instructions for any shares held in the Prudential Bank 401(k) Plan and the undersigned hereby authorizes the trustees to vote the shares allocated to the undersigned's account as provided herein. Shares held in the 401(k) Plan allocated to participants' accounts will generally not be voted unless the voting instruction card is returned or instructions are received by telephone or via the Internet. With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp, Inc.

THE SHARES OF COMMON STOCK OF PRUDENTIAL BANCORP, INC. WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE NOMINEE TO THE BOARD OF DIRECTORS, FOR THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THREE YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THESE INSTRUCTIONS AT ANY TIME PRIOR TO THE TIME THE SHARES ARE VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. called for February 20, 2019 and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction card.

(Continued, and to be marked, dated and signed, on the other side)

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR VIA THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Prudential Bancorp, Inc.

1834 W. OREGON AVE. • PHILADELPHIA, PA 19145-4725 (215) 755-1500

January 18, 2019

To: Participants in the Prudential Bank Employees' Savings & Profit Sharing Plan (the "401(k) Plan")

Re: Instructions for voting shares of Prudential Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account in the Prudential Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report on Form 10-K, and a Voting Instruction Card. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided or voting by telephone or the Internet. **In order to be effective, your voting instructions must be received by Computershare Shareholder Services no later than February 15, 2019.** Computershare Shareholder Services will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the 401(k) Plan. If you also own shares of Prudential Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

Dennis Pollack
President and Chief Executive Officer

02YS1A